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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):  April 19, 2004

BEDFORD PROPERTY INVESTORS, INC.

 (Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12222 (Commission File Number)	68-0306514 (I.R.S. Employer Identification No.)

 270 Lafayette Circle

Lafayette, CA   94549

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Item 5.

Other Events and Required FD Disclosure

On April 20, 2004, Peter Bedford, the Chief Executive Officer and Chairman of the Board of Bedford Property Investors, Inc. (the “Company”) announced his intention to retire as the Company’s CEO.  The Company has engaged a third-party search firm to identify potential successor candidates.  Mr. Bedford will continue to serve as the Company’s CEO until the successor has been chosen.  After relinquishing the CEO position, Mr. Bedford intends to remain on the Company’s Board of Directors and to continue to serve as its Chairman.

Item 7.

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press release, dated April 19, 2004, of Bedford Property Investors, Inc.

Item 12.

Results of Operations and Financial Condition.

On April 19, 2004, the Company issued a press release to announce its financial results for the quarter ended March 31, 2004.  A copy of this press release is attached to this report as Exhibit 99.1.  The information contained in this item and in the attached Exhibit 99.1 is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

(Registrant)

By:

 /s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  April 20, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 19, 2004, of Bedford Property Investors, Inc.

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